Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of July [__], 2017 (this “Agreement”) is entered into among BEF Foods, Inc., an Ohio corporation (the “Borrower”), the Guarantors party hereto, and Bank of America, N.A., as Administrative Agent and Swingline Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, have entered into that certain Credit Agreement dated as of April 28, 2017 (as amended or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Administrative Agent and the Borrower intended for the Credit Agreement to include provisions pursuant to which the Borrower could enter into autoborrow agreements from time to time after the Closing Date to facilitate the automatic advance of Swingline Loans to the Borrower; and
WHEREAS, pursuant to clause (x) of the final proviso to Section 11.01 of the Credit Agreement, the Loan Parties and the Administrative Agent desire to amend the Credit Agreement as set forth herein to facilitate the use by the Borrower of autoborrow agreements in connection with Swingline Borrowings to be made under the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. The Credit Agreement is hereby amended as follows:
(a)    The following defined term is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read as follows:
“Autoborrow Agreement” has the meaning specified in Section 2.04(b)(ii).
(b)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Loan Documents” means, collectively, this Agreement, each Note, the Guaranty, each Collateral Document, the Fee Letter, each Issuer Document, each Joinder Agreement, each agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14, each Autoborrow Agreement, and each other agreement, instrument or document designated by its terms as a “Loan Document” (but specifically excluding any Secured Hedge Agreement or any Secured Cash Management Agreement).
(c)    The definition of “Request for Credit Extension” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, at any time an Autoborrow Agreement is not in effect, a Swingline Loan Notice.
(d)    Section 2.04(a) of the Credit Agreement is hereby amended to read as follows:

(a)    The Swingline. Subject to the terms and conditions set forth herein and subject to the terms of any Autoborrow Agreement, the Swingline Lender, in reliance upon the agreements of the other Lenders set forth in this Section, shall make loans to the Borrower (each such loan, a “Swingline Loan”). Each such Swingline Loan may be made, subject to the terms and conditions set forth herein and in any Autoborrow Agreement then in effect, to the Borrower, in Dollars, from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit, notwithstanding the fact that such Swingline Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Loans and L/C Obligations of the Lender acting as Swingline Lender, may exceed the amount of such Lender’s Commitment; provided, that, (i) after giving effect to any Swingline Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Commitments at such time, and (B) the Revolving Exposure of any Lender at such time shall not exceed such Lender’s Commitment, (ii) the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan, and (iii) the Swingline Lender shall not be under any obligation to make any Swingline Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swingline Loan shall bear interest only at a rate based on the Base Rate plus the Applicable Rate; provided, that, if an Autoborrow Agreement is in effect, the Swingline Lender may, at its discretion, provide for an alternate rate of interest on Swingline Loans under such Autoborrow Agreement with respect to any Swingline Loans for which the Swingline Lender has not requested that the Lenders fund Revolving Loans to refinance, or to purchase and fund risk participations in, such Swingline Loans pursuant to Section 2.04(c). Immediately upon the making of a Swingline Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swingline Loan.
(e)    Section 2.04(b) of the Credit Agreement is hereby amended to read as follows:
(b)    Borrowing Procedures.
(i)    At any time an Autoborrow Agreement is not in effect, each Swingline Borrowing shall be made upon the Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by telephone or a Swingline Loan Notice; provided, that, any telephonic notice must be confirmed immediately by delivery to the Swingline Lender and the Administrative Agent of a Swingline Loan Notice. Each such Swingline Loan Notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested date of the Swingline Borrowing (which shall be a Business Day). Promptly after receipt by the Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swingline Borrowing (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso to the second sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender may make the amount of its Swingline Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swingline Lender in immediately available funds.

(ii)    In order to facilitate the borrowing of Swingline Loans, the Borrower and the Swingline Lender may mutually agree to, and are hereby authorized to, enter into an autoborrow agreement in form and substance satisfactory to the Administrative Agent and the Swingline Lender (each, an “Autoborrow Agreement”) providing for the automatic advance by the Swingline Lender of Swingline Loans under the conditions set forth in such Autoborrow Agreement, which shall be in addition to the conditions set forth herein. At any time an Autoborrow Agreement is in effect, the requirements for Swingline Borrowings set forth in Section 2.04(b)(i) shall not apply, and all Swingline Borrowings shall be made in accordance with such Autoborrow Agreement; provided, that, any automatic advance made by Bank of America in reliance of such Autoborrow Agreement shall be deemed a Swingline Loan as of the time such automatic advance is made notwithstanding any provision in such Autoborrow Agreement to the contrary. For purposes of determining the Total Revolving Outstandings at any time during which an Autoborrow Agreement is in effect, the Outstanding Amount of all Swingline Loans shall be deemed to be the amount of the Swingline Sublimit. For purposes of any Swingline Borrowing pursuant to an Autoborrow Agreement, all references to Bank of America in such Autoborrow Agreement shall be deemed to be a reference to Bank of America, in its capacity as Swingline Lender hereunder.
(f)    The first sentence of Section 2.05(a)(ii) of the Credit Agreement is hereby amended to read as follows:
At any time an Autoborrow Agreement is not in effect, the Borrower may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided, that, unless otherwise agreed by the Swingline Lender, (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess hereof (or, if less, the entire principal thereof then outstanding).
(g)    Section 2.07(b) of the Credit Agreement is hereby amended to read as follows:
(b)    Swingline Loans. At any time an Autoborrow Agreement is in effect, the Swingline Loans shall be repaid in accordance with the terms of such Autoborrow Agreement. At any time an Autoborrow Agreement is not in effect, the Borrower shall repay each Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Swingline Loan is made, and (ii) the Maturity Date.
(h)    Clause (iii) in the first sentence of Section 2.08(a) of the Credit Agreement is hereby amended to read as follows:
(iii) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Loans, or, if an Autoborrow Agreement is in effect, at a rate per annum provided by the Swingline Lender.
(i)    Section 4.02(c) of the Credit Agreement is hereby amended to read as follows:
(c)    Request for Credit Extension. The Administrative Agent and, if applicable, the L/C Issuer or the Swingline Lender (if no Autoborrow Agreement is then in effect), shall have received a Request for Credit Extension in accordance with the requirements hereof.
(j)    The last paragraph in Section 4.02 of the Credit Agreement is hereby amended to read as follows:

Each Request for Credit Extension submitted by the Borrower and each Swingline Borrowing pursuant to an Autoborrow Agreement shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a), (b) and, if applicable, (d) have been satisfied on and as of the date of the applicable Credit Extension.
(k)    The final proviso to Section 11.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (x) thereof, (ii) replace the “.” at the end of clause (xi) thereof with a “; and” , and (iii) add a new clause (xii) after clause (xi) thereof to read as follows:
(xii) any Autoborrow Agreement and any fee letters executed in connection therewith may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.
2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Swingline Lender.
3.    Miscellaneous.
(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    Each Loan Party hereby represent and warrant as follows: (i) such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly and validly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law); and (iii) no consent, approval, exemption, order or authorization of, or registration or filing with, any Governmental Authority or any other Person is required by any Law or any agreement in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant that (i) after giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date of this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 3(d), the representations and warranties contained in Sections 5.05(a), (b) and (d) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a), (b) or (c), respectively, of the Credit Agreement, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:                BEF FOODS, INC.,
an Ohio corporation
By:
Name:
Title:
GUARANTORS:            BOB EVANS FARMS, INC.,
a Delaware corporation
By:
Name:
Title:
BOB EVANS FARMS, LLC,
an Ohio limited liability company
By:
Name:
Title:
BOB EVANS HOLDING, INC.,
an Ohio corporation
By:
Name:
Title:
BOB EVANS TRANSPORTATION COMPANY, LLC,
an Ohio limited liability company
By:
Name:
Title:

BEF MANAGEMENT, INC.,
an Ohio corporation
By:
Name:
Title:

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

SWINGLINE LENDER:	BANK OF AMERICA, N.A.,
as the Swingline Lender
By:
Name:
Title: